UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

OLYMPUS COMMUNICATIONS, L.P.

OLYMPUS CAPITAL CORPORATION

FRONTIERVISION OPERATING PARTNERS, L.P.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS, L.P.

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway-Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and restates in its entirety the Form 8-K/A filed on February 22, 2005 to correct an error in the aggregate amount of unauthorized postpetition transfers and/or fraudulent transfers that the Company and certain other Debtors seek to avoid and recover in the adversary proceeding.

Item 7.01 Regulation FD Disclosure.

On February 18, 2005, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries, including the registrants (collectively, with the Company, the “Debtors”), filed their third omnibus claims objection (the “Claims Objection”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Pursuant to the Claims Objection, the Debtors are seeking to eliminate, reduce and/or subordinate in excess of $900 billion of claims asserted against the Debtors by Leonard Tow and Claire Tow (together, the “Tows”) and the various trusts that are controlled by the Tows.  In addition, the Company and certain other Debtors, including Arahova Communications, Inc., commenced a related adversary proceeding by filing a complaint against Leonard Tow in the Bankruptcy Court seeking (i) to avoid and recover certain unauthorized postpetition transfers and/or fraudulent transfers totaling approximately $14 million (the “Avoidable Transfers”), (ii) to disallow Leonard Tow’s claims pending the return of the Avoidable Transfers, and (iii) to subordinate Leonard Tow’s claims.  The initial hearing on the Claims Objection is currently scheduled for April 8, 2005 before the Bankruptcy Court.  As the claims reconciliation process continues, additional objections may be filed with the Bankruptcy Court.

In accordance with general instruction B.2 of Form 8-K, the information in this report that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Company’s pending bankruptcy proceeding and its ongoing sale process, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company’s ability to upgrade its network, technological developments, and changes in general economic conditions.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2005

OLYMPUS COMMUNICATIONS, L.P. (Registrant)

By: ACC OPERATIONS, INC., its Managing General Partner

		By:	/s/ Vanessa A. Wittman
		Name:	Vanessa A. Wittman
		Title:	Executive Vice President and Chief Financial Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

	By:	/s/ Vanessa A. Wittman
		Name:	Vanessa A. Wittman
		Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)

	By:	FRONTIERVISION HOLDINGS, L.P., its General Partner

		By:	FRONTIERVISION PARTNERS, L.P., its General Partner

		By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner

			By:	ACC OPERATIONS, INC., its Sole Member

				By:	/s/ Vanessa A. Wittman
					Name:	Vanessa A. Wittman
					Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

	By:	/s/ Vanessa A. Wittman
		Name:	Vanessa A. Wittman
		Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS, L.P. (Registrant)

By:	FRONTIERVISION PARTNERS, L.P., its General Partner

	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner

	By:	ACC OPERATIONS, INC., its Sole Member

		By:	/s/ Vanessa A. Wittman
			Name:	Vanessa A. Wittman
			Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer